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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2004 (MAY 26, 2004)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


           LOUISIANA                    0-23383                  72-1395273
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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                                EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed June 10, 2004 (the "Report") by OMNI Energy Services Corp. The exhibits being filed with this Amendment No. 1 were inadvertently omitted from the Report. The Report is not otherwise changed or updated.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Exhibits.

         Exhibit
         Number   Description

         2.1 Stock Purchase and Sale Agreement (Employee-Shareholders) dated May 26, 2004, by and between OMNI and Trussco, Inc and Trussco Properties (exhibits and schedules omitted)

         2.2 Stock Purchase and Sale Agreement (Non-Employee-Shareholders) dated May 26, 2004, by and between OMNI and Trussco, Inc. and Trussco Properties (exhibits and schedules omitted)


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OMNI ENERGY SERVICES CORP.
Dated:  June 14, 2004

                                                By: /s/ G. Darcy Klug
                                                    --------------------------
                                                        G. Darcy Klug
                                                        Chief Financial Officer
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                                  EXHIBIT INDEX

         Exhibit
         Number   Description

         2.1 Stock Purchase and Sale Agreement (Employee-Shareholders) dated May 26, 2004, by and between OMNI and Trussco, Inc and Trussco Properties (exhibits and schedules omitted)

         2.2 Stock Purchase and Sale Agreement (Non-Employee-Shareholders) dated May 26, 2004, by and between OMNI and Trussco, Inc. and Trussco Properties (exhibits and schedules omitted)